                                                                    Exhibit 99.1


                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

            --------------------------------------------------------
                         American Express Master Trust
            --------------------------------------------------------



         The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.       TRS is Servicer under the Agreement.

3.       The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on September 17, 2001 and related due period from July 28, 2001 through August 26, 2001.


A.       Information Regarding the American Express Master Trust

1.       Trust Principal Component as of the
         end of the preceding Due Period .....................................................   $5,169,345,118.86

2.       Aggregate Invested Amounts as of the end of the
         preceding Due Period.................................................................   $2,402,688,402.00

3.       Transferor Amount as of the end of the
         preceding Due Period.................................................................   $2,766,656,716.86

4. (a)   Transferor Percentage as of the
         end of the second preceding Due Period ..............................................            41.7191%

4. (b)   Transferor Percentage as of the end of the
         preceding Due Period.................................................................            53.5204%

5.       Aggregate Excess Principal Collections for the
         preceding Due Period.................................................................   $2,428,546,822.71

6.       Aggregate Principal Shortfalls for the
         preceding Due Period.................................................................     $129,839,214.40


                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.


B.       Information Regarding Performance of the American Express Master Trust
         Receivable Pool

1.       The aggregate Receivable balance as of

   (a)   the beginning of the preceding Due Period was
         equal to.............................................................................   $5,385,352,779.35
   (b)   the end of the preceding Due Period was
         equal to.............................................................................   $5,329,221,772.02

2.       The Yield Factor in effect
         for the preceding Due Period ........................................................             3.0000%

3.       The aggregate amount of billed Receivables
         as of the beginning of the preceding
         Due Period was equal to..............................................................   $5,247,601,874.81

4. (a)   The aggregate amount of Collections on Receivables,
         exclusive of recoveries for the preceding Due Period
         was equal to.........................................................................   $4,282,749,501.12

4. (b)   The aggregate balance of Receivables deposited to the
         Collection Account Pursuant to Sections 2.04 (d) and
         3.03 of the Agreement for the preceding Due Period was
         equal to.............................................................................               $0.00

5.       The aggregate amount of Principal Collections
         for the preceding Due Period was equal to............................................   $4,154,267,016.09

6.       The aggregate amount of Yield Collections
         for the preceding Due Period was equal to............................................     $128,482,485.03

7.       Gross Losses
         [The aggregate amount of Receivables for all Accounts
         which became Defaulted Accounts during the
         preceding Due Period] was equal to...................................................      $16,583,578.86

8.       The aggregate amount of Recoveries
         for the preceding Due Period
         was equal to.........................................................................       $3,489,038.43

9. (a)   Net Losses[Gross Losses, less Recoveries]
         for the preceding Due Period
         was equal to.........................................................................      $13,094,540.43

9. (b)   The Default Amount [Net Losses, times
         (1 minus the Yield Factor)]
         for the preceding Due Period
         was equal to.........................................................................      $12,701,704.22

10.      Delinquent Balances
         The aggregate amount of outstanding balances in the
         Accounts that was delinquent as of such Accounts' cycle
         billing date occurring during the preceding Due Period:
                                                                                                  Aggregate Balance
                                                                                                  -----------------
(a)      30-59 Days ..........................................................................       $65,150,503.90
(b)      60-89 Days ..........................................................................       $25,523,390.46
(c)      90-119 Days .........................................................................       $16,693,440.39
(d)      120 days or more ....................................................................       $61,651,299.77

         Total ...............................................................................      $169,288,634.52


                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

C.       Information Regarding Performance of the American Express
         Master Trust Receivable Pool (Percentage Basis)

1.       The aggregate amount of Charge Volume and Fees
         for the preceding Due Period.........................................................   $4,243,202,072.65

2.       Computed yield as a percentage of Charge Volume and Fees
         [Yield Collections for the preceding Due Period
         divided by the aggregate amount of Charge Volume and Fees
         for the preceding Due Period]........................................................             3.0280%

3.       Gross Losses as a Percentage of Charge Volume and Fees
         [Gross Losses, divided by the aggregate amount of Charge
         Volume and fees for the preceding Due Period]........................................             0.3908%

4.       Recovery rate [Recoveries, divided by
         the aggregate amount of Charge Volume and Fees
         for the preceding Due Period]........................................................             0.0822%

5.       Net Losses as a Percentage of Charge Volume and Fees
         [Net Losses, divided by the aggregate amount of Charge
         Volume and Fees for the preceding Due Period]........................................             0.3086%

6.       Computed Net Yield as a Percentage of Charge Volume and Fees
         [Yield Collections less Net Losses,
         divided by the aggregate amount of Charge Volume and Fees
         for the preceding Due Period]........................................................             2.7194%

7.       Average Monthly Payment rate for the Due Period
         [Collections on Receivables, excluding Recoveries
         for the preceding Due Period, divided by the
         aggregate amount of billed Receivables as of
         the beginning of the preceding Due Period]...........................................             81.6135%

8.       Receivable turnover rate
         Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
         balances for the previous twelve Due Periods, including the
         Receivable balance at the beginning of such twelve month
         period ..............................................................................             9.4704%

9.       Delinquency rates
         [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:


(a)      30-59 Days ..........................................................................             1.2673%
(b)      60-89 Days ..........................................................................             0.4965%
(c)      90-119 Days .........................................................................             0.3300%
(d)      120 or More Days ....................................................................             1.1993%


                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.


D.       Information Regarding the Privileged Assets Program

1.       Estimated Trust Privileged Assets Billed Amounts
         for the second preceding Due Period..................................................      $15,757,747.00

2.       Privileged Assets Applied Dilution Factor for the
         second preceding Due Period..........................................................           31.37774%

3.       Privileged Assets Calculated Amount for the
         preceding Due Period.................................................................       $4,796,092.00

4.       Trust Principal Component as of the end of the
         preceding Due Period (reduced by the Privileged
         Assets Calculated Amount for the preceding
         Due Period)..........................................................................   $5,164,549,027.00

5.       Minimum Trust Principal Component....................................................   $2,584,500,000.00

6.       Transferor Amount (reduced by the Privileged
         Assets Calculated Amount for the preceding
         Due Period)as of the end of the preceding
         Due Period...........................................................................   $2,761,860,624.00

7.       The Trust Principal Component as of the end
         of the preceding Due Period (reduced by the
         privileged Assets Calculated Amount for the
         preceding Due Period) [Item 4] was not less
         than the Minimum Trust Principal Component [Item5]...................................                 Yes

8.       Transferor Amount (reduced by the Privileged
         Assets Calculated Amount for the preceding Due
         Period) [Item 6] as a percentage of the Trust Principal
         Component (reduced by the Privileged Assets
         Calculated Amount for the preceding Due Period) [Item 4].............................              41.05%

9.       The Transferor Amount (reduced by the Privileged Assets
         Calculated Amount for the preceding Due Period) [Item 6]
         was not less than 3.0% of the Trust Principal Component
         (reduced by the Privileged Assets Calculated Amount for
         the preceding Due Period) [Item 4]...................................................                 Yes


                   Monthly Servicer's Certificate
       American Express Travel Related Services Company, Inc.

10.      Estimated Trust Privileged Assets Billed Amounts
         for the second Preceding Due Period [Item 1] as a
         percentage of Trust Principal Component for the
         preceding Due Period (as reduced) [Item 4]...........................................             0.3050%

11.      Item 10 does not exceed 1% at the same time as
         Item 8 is not less than 17%..........................................................                 Yes

12.      Average of the Privileged Assets Monthly Payment
         Rates for the 6 month period ending on the last
         day of the second preceding Due Period...............................................           88.87899%

13.      Trust Average Monthly Payment Rate for the preceding
         Due Period...........................................................................            85.2494%

14.      110% of Item 13......................................................................            93.7743%

15.      Item 12 is not less than Item 14 ....................................................                  No

16.      Item 8 is not less than 17% .........................................................                 Yes


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of September, 2001.




                                        American Express
                                        Travel Related Services
                                        Company, Inc.
                                        Servicer,



                                        By: /s/ Lawrence Belmonte
                                            ------------------------------------
                                            Name:  Lawrence Belmonte
                                            Title: Vice President
                                                   CSBS - Forecast & Planning

            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
            -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1994-2 Certificates


A.       Information Regarding American Express Master Trust Series
         1994-2 Allocation Percentages

1.       Floating Allocation Percentage as of the end of
         the Second preceding Due Period......................................................             6.0772%

2.       Fixed Allocation Percentage..........................................................             6.0772%

3. (a)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Yield Collections....................................................................               $0.00

3. (b)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Principal Collections................................................................               $0.00

4.       The amount of Yield Collections allocable to
         Series 1994-2 [Floating Allocation
         Percentage, times Yield Collections].................................................       $7,808,138.01

5. The amount of Principal Collections allocable to Series 1994-2:

   (a)   During the Revolving Period [Floating
         Allocation Percentage times Principal
         Collections], treated as Excess Principal
         Collections..........................................................................               $0.00

   (b)   During the Accumulation Period or an
         Amortization Period [Fixed
         Allocation Percentage, times Principal
         Collections].........................................................................     $252,463,129.15

6.       The Investor Default Amount allocable to
         Series 1994-2 [Floating Allocation
         Percentage, times Default Amount]....................................................         $771,908.01

B.       Information Regarding the Application of Funds on
         Deposit in the Collection Account for the Series 1994-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.       Class A Monthly Interest @ 7.6000% ..................................................       $1,900,000.00

2.       Class B Monthly Interest ............................................................         $112,764.55

3.       Investor Monthly Servicing Fee ......................................................         $529,100.53

4.       Reimbursement of Class A Investor Charge offs .......................................               $0.00

5.       Investor Default Amount .............................................................         $771,908.01

6.       Unpaid Class B Interest .............................................................               $0.00

7.       Reimbursement of Class B Investor Charge offs .......................................               $0.00

8.       Excess Yield Collections ............................................................       $4,494,364.93


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
             ------------------------------------------------------


C.       Information on the Application of Principal
         Collections to the Collection Account
         regarding Series 1994-2 Certificates

1.       Class A Monthly Principal deposited to the
         Collection Account
         for distribution to Class A Certificateholders ......................................     $300,000,000.00

2.       Class B Monthly Principal deposited to the
         Collection Account
         for distribution to Class B Certificateholders ......................................      $17,460,317.00

3.       Series 1994-2 Principal Shortfalls ..................................................      $64,225,279.84

4.       Excess Principal Collections allocable from other Series
         deposited to the Series 1994-2 Collection Account
         for distribution to Certificateholders ..............................................      $64,225,279.84

5.       Excess Principal Collections allocable to other
         Series ..............................................................................               $0.00

D.       Information Regarding the Series 1994-2 Class A
         Interest Funding Account

1.       Beginning Balance ...................................................................       $9,500,000.00

2.       Deposit from Collection Account .....................................................       $1,900,000.00

3.       Withdrawal to Class A Certificateholders, if any ....................................      $11,400,000.00

4.       Ending Balance ......................................................................               $0.00

E.       Information Regarding the Series 1994-2 Accrued and
         Unpaid Amounts

1.       The amount of any Class A Monthly Interest
         previously due but not deposited in the Class A
         Interest Funding Account on a prior
         Distribution Date....................................................................               $0.00

2.       The amount of additional interest [at the Class A
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Interest Payment Date or
         Special Payment Date.................................................................               $0.00

3.       The amount of any Class B Monthly Interest
         previously due but not distributed to Class B
         Certificateholders on a prior
         Distribution Date....................................................................               $0.00

4.       The amount of additional interest [at the Class B
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Distribution Date......................................................               $0.00


            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
            -------------------------------------------------------


F.       Information Regarding Series 1994-2 Certificate
         Balances, Invested Amounts, and Investor Charge Offs
         (for the preceding Due Period)

1.       Class A Certificate Balance .........................................................     $300,000,000.00

2.       Class B Certificate Balance .........................................................      $17,460,317.00

3.       Class A Invested Amount .............................................................     $300,000,000.00

4.       Class B Invested Amount .............................................................      $17,460,317.00

5.       Class A Investor Charge Offs for the preceding Due
         Period ..............................................................................               $0.00

6.       Class B Investor Charge Offs for the Preceding Due
         Period ..............................................................................               $0.00

7.       Unreimbursed Class A Investor Charge Offs ...........................................               $0.00

8.       Unreimbursed Class B Investor Charge Offs ...........................................               $0.00


G.       Information Regarding the Current Monthly Distribution
         To Class A and Class B Certificateholders

1.       Total Class A distributions .........................................................     $311,400,000.00

2.       Class A interest distributions ......................................................      $11,400,000.00

3.       Class A principal distributions .....................................................     $300,000,000.00

4.       Total Class B distributions .........................................................      $17,573,081.55

5.       Class B interest distributions ......................................................         $112,764.55

6.       Class B principal distributions .....................................................      $17,460,317.00


H.       The Series 1994-2 Factors

1.       The Series 1994-2 Class A Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class A Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class A Invested Amount that will occur on the
         following distribution date) to the Initial Class A
         Invested Amount] (rounded to seven decimal places)...................................          0.0000000%

2.       The Series 1994-2 Class B Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class B Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class B Invested Amount that will occur on the
         following Distribution Date) to the Initial Class B
         Invested Amount] (rounded to seven decimal places)...................................          0.0000000%


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
            -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of September, 2001.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,



                                        By: /s/ Lawrence Belmonte
                                            ------------------------------------
                                            Lawrence Belmonte
                                            Vice President
                                            CSBS - Forecast & Planning

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
            -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1994-3 Certificates


A.       Information Regarding American Express Master Trust Series
         1994-3 Allocation Percentages

1.       Floating Allocation Percentage as of the end of
         the Second preceding Due Period......................................................             6.0772%

2.       Fixed Allocation Percentage..........................................................             0.0000%

3. (a)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Yield Collections....................................................................               $0.00

3. (b)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Principal Collections................................................................               $0.00

4.       The amount of Yield Collections allocable to
         Series 1994-3 [Floating Allocation
         Percentage, times Yield Collections].................................................       $7,808,138.01

5. The amount of Principal Collections allocable to Series 1994-3:

   (a)   During the Revolving Period [Floating
         Allocation Percentage times Principal
         Collections], treated as Excess Principal
         Collections..........................................................................     $252,463,129.15

   (b)   During the Accumulation Period or an
         Amortization Period [Fixed
         Allocation Percentage, times Principal
         Collections].........................................................................               $0.00

6.       The Investor Default Amount allocable to
         Series 1994-3 [Floating Allocation
         Percentage, times Default Amount]....................................................         $771,908.01

B.       Information Regarding the Application of Funds on
         Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

1.       Class A Monthly Interest @ 7.8500% ..................................................       $1,962,500.00

2.       Class B Monthly Interest ............................................................         $115,674.60

3.       Investor Monthly Servicing Fee ......................................................         $529,100.53

4.       Reimbursement of Class A Investor Charge offs .......................................               $0.00

5.       Investor Default Amount .............................................................         $771,908.01

6.       Unpaid Class B Interest .............................................................               $0.00

7.       Reimbursement of Class B Investor Charge offs .......................................               $0.00

8.       Excess Yield Collections ............................................................       $4,428,954.87


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------


C.       Information on the Application of Principal
         Collections to the Collection Account
         regarding Series 1994-3 Certificates

1.       Class A Monthly Principal deposited to the
         Collection Account
         for distribution to Class A Certificateholders ......................................               $0.00

2.       Class B Monthly Principal deposited to the
         Collection Account
         for distribution to Class B Certificateholders ......................................               $0.00

3.       Series 1994-3 Principal Shortfalls ..................................................               $0.00

4.       Excess Principal Collections allocable from other Series
         deposited to the Series 1994-3 Collection Account
         for distribution to Certificateholders ..............................................               $0.00

5.       Excess Principal Collections allocable to other
         Series ..............................................................................     $253,235,037.16

D.       Information Regarding the Series 1994-3 Class A
         Interest Funding Account

1.       Beginning Balance ...................................................................       $9,812,500.00

2.       Deposit from Collection Account .....................................................       $1,962,500.00

3.       Withdrawal to Class A Certificateholders, if any ....................................      $11,775,000.00

4.       Ending Balance ......................................................................               $0.00

E.       Information Regarding the Series 1994-3 Accrued and
         Unpaid Amounts

1.       The amount of any Class A Monthly Interest
         previously due but not deposited in the Class A
         Interest Funding Account on a prior
         Distribution Date....................................................................               $0.00

2.       The amount of additional interest [at the Class A
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Interest Payment Date or
         Special Payment Date.................................................................               $0.00

3.       The amount of any Class B Monthly Interest
         previously due but not distributed to Class B
         Certificateholders on a prior
         Distribution Date....................................................................               $0.00

4.       The amount of additional interest [at the Class B
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Distribution Date......................................................               $0.00


            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
            -------------------------------------------------------


F.       Information Regarding Series 1994-3 Certificate
         Balances, Invested Amounts, and Investor Charge Offs
         (for the preceding Due Period)

1.       Class A Certificate Balance .........................................................     $300,000,000.00

2.       Class B Certificate Balance .........................................................      $17,460,317.00

3.       Class A Invested Amount .............................................................     $300,000,000.00

4.       Class B Invested Amount .............................................................      $17,460,317.00

5.       Class A Investor Charge Offs for the preceding Due
         Period ..............................................................................               $0.00

6.       Class B Investor Charge Offs for the Preceding Due
         Period ..............................................................................               $0.00

7.       Unreimbursed Class A Investor Charge Offs ...........................................               $0.00

8.       Unreimbursed Class B Investor Charge Offs ...........................................               $0.00


G.       Information Regarding the Current Monthly Distribution
         To Class A and Class B Certificateholders

1.       Total Class A distributions .........................................................      $11,775,000.00

2.       Class A interest distributions ......................................................      $11,750,000.00

3.       Class A principal distributions .....................................................               $0.00

4.       Total Class B distributions .........................................................         $115,674.60

5.       Class B interest distributions ......................................................         $115,674.60

6.       Class B principal distributions .....................................................               $0.00


H.       The Series 1994-3 Factors

1.       The Series 1994-3 Class A Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class A Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class A Invested Amount that will occur on the
         following distribution date) to the Initial Class A
         Invested Amount] (rounded to seven decimal places)...................................          1.0000000%

2.       The Series 1994-3 Class B Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class B Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class B Invested Amount that will occur on the
         following Distribution Date) to the Initial Class B
         Invested Amount] (rounded to seven decimal places)...................................          1.0000000%


       ------------------------------------------------------
       American Express Travel Related Services Company, Inc.
            American Express Master Trust, Series 1994-3
      -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of September, 2001.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,




                                        By: /s/ Lawrence Belmonte
                                            ------------------------------------
                                            Lawrence Belmonte
                                            Vice President
                                            CSBS - Forecast & Planning

            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
            -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1996-1 Certificates


A.       Information Regarding American Express Master Trust Series
         1996-1 Allocation Percentages

1.       Floating Allocation Percentage as of the end of
         the Second preceding Due Period......................................................            19.6606%

2.       Fixed Allocation Percentage..........................................................             0.0000%

3. (a)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Yield Collections....................................................................               $0.00

3. (b)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Principal Collections................................................................               $0.00

4.       The amount of Yield Collections allocable to
         Series 1996-1 [Floating Allocation
         Percentage, times Yield Collections].................................................      $25,260,381.67

5. The amount of Principal Collections allocable to Series 1996-1:

   (a)   During the Revolving Period [Floating
         Allocation Percentage times Principal
         Collections], treated as Excess Principal
         Collections..........................................................................     $816,752,340.61

   (b)   During the Accumulation Period or an
         Amortization Period [Fixed
         Allocation Percentage, times Principal
         Collections].........................................................................               $0.00

6.       The Investor Default Amount allocable to
         Series 1996-1 [Floating Allocation
         Percentage, times Default Amount]....................................................       $2,497,226.73

B.       Information Regarding the Application of Funds on
         Deposit in the Collection Account for the Series 1996-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.       Class A Monthly Interest @ 3.7900% ..................................................       $3,300,458.33

2.       Class B Monthly Interest ............................................................         $468,581.08

3.       Investor Monthly Servicing Fee ......................................................       $1,711,711.71

4.       Reimbursement of Class A Investor Charge offs .......................................               $0.00

5.       Investor Default Amount .............................................................       $2,497,226.73

6.       Unpaid Class B Interest .............................................................               $0.00

7.       Reimbursement of Class B Investor Charge offs .......................................               $0.00

8.       Excess Yield Collections ............................................................      $17,282,403.81


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------


C.       Information on the Application of Principal
         Collections to the Collection Account
         regarding Series 1996-1 Certificates

1.       Class A Monthly Principal deposited to the
         Collection Account
         for distribution to Class A Certificateholders ......................................               $0.00

2.       Class B Monthly Principal deposited to the
         Collection Account
         for distribution to Class B Certificateholders ......................................               $0.00

3.       Series 1996-1 Principal Shortfalls ..................................................               $0.00

4.       Excess Principal Collections allocable from other Series
         deposited to the Series 1996-1 Collection Account
         for distribution to Certificateholders ..............................................               $0.00

5.       Excess Principal Collections allocable to other
         Series ..............................................................................     $819,249,567.34

D.       Information Regarding the Series 1996-1 Class A
         Interest Funding Account

1.       Beginning Balance ...................................................................               $0.00

2.       Deposit from Collection Account .....................................................       $3,300,458.33

3.       Withdrawal to Class A Certificateholders, if any ....................................       $3,300,458.33

4.       Ending Balance ......................................................................               $0.00

E.       Information Regarding the Series 1996-1 Accrued and
         Unpaid Amounts

1.       The amount of any Class A Monthly Interest
         previously due but not deposited in the Class A
         Interest Funding Account on a prior
         Distribution Date....................................................................               $0.00

2.       The amount of additional interest [at the Class A
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Interest Payment Date or
         Special Payment Date.................................................................               $0.00

3.       The amount of any Class B Monthly Interest
         previously due but not distributed to Class B
         Certificateholders on a prior
         Distribution Date....................................................................               $0.00

4.       The amount of additional interest [at the Class B
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Distribution Date......................................................               $0.00


            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
            -------------------------------------------------------


F.       Information Regarding Series 1996-1 Certificate
         Balances, Invested Amounts, and Investor Charge Offs
         (for the preceding Due Period)

1.       Class A Certificate Balance .........................................................     $950,000,000.00

2.       Class B Certificate Balance .........................................................      $77,027,027.00

3.       Class A Invested Amount .............................................................     $950,000,000.00

4.       Class B Invested Amount .............................................................      $77,027,027.00

5.       Class A Investor Charge Offs for the preceding Due
         Period ..............................................................................               $0.00

6.       Class B Investor Charge Offs for the Preceding Due
         Period ..............................................................................               $0.00

7.       Unreimbursed Class A Investor Charge Offs ...........................................               $0.00

8.       Unreimbursed Class B Investor Charge Offs ...........................................               $0.00


G.       Information Regarding the Current Monthly Distribution
         To Class A and Class B Certificateholders

1.       Total Class A distributions .........................................................       $3,300,458.33

2.       Class A interest distributions ......................................................       $3,300,458.33

3.       Class A principal distributions .....................................................               $0.00

4.       Total Class B distributions .........................................................         $468,581.08

5.       Class B interest distributions ......................................................         $468,581.08

6.       Class B principal distributions .....................................................               $0.00


H.       The Series 1996-1 Factors

1.       The Series 1996-1 Class A Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class A Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class A Invested Amount that will occur on the
         following distribution date) to the Initial Class A
         Invested Amount] (rounded to seven decimal places)..................................          1.0000000%

2.       The Series 1996-1 Class B Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class B Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class B Invested Amount that will occur on the
         following Distribution Date) to the Initial Class B
         Invested Amount] (rounded to seven decimal places).................................          1.0000000%


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
            -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of September, 2001.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,




                                        By: /s/ Lawrence Belmonte
                                            ------------------------------------
                                            Lawrence Belmonte
                                            Vice President
                                            CSBS - Forecast & Planning

            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
            -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1996-2 Certificates


A.       Information Regarding American Express Master Trust Series
         1996-2 Allocation Percentages

1.       Floating Allocation Percentage as of the end of
         the Second preceding Due Period......................................................             6.2086%

2.       Fixed Allocation Percentage..........................................................             6.2086%

3. (a)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Yield Collections....................................................................               $0.00

3. (b)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Principal Collections................................................................               $0.00

4.       The amount of Yield Collections allocable to
         Series 1996-2 [Floating Allocation
         Percentage, times Yield Collections].................................................       $7,976,962.62

5. The amount of Principal Collections allocable to Series 1996-2:

   (a)   During the Revolving Period [Floating
         Allocation Percentage times Principal
         Collections], treated as Excess Principal
         Collections..........................................................................               $0.00

   (b)   During the Accumulation Period or an
         Amortization Period [Fixed
         Allocation Percentage, times Principal
         Collections].........................................................................     $257,921,791.52

6.       The Investor Default Amount allocable to
         Series 1996-2 [Floating Allocation
         Percentage, times Default Amount]....................................................         $788,597.92

B.       Information Regarding the Application of Funds on
         Deposit in the Collection Account for the Series 1996-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.       Class A Monthly Interest @ 3.7600% ..................................................       $1,034,000.00

2.       Class B Monthly Interest ............................................................         $143,918.92

3.       Investor Monthly Servicing Fee ......................................................         $540,540.54

4.       Reimbursement of Class A Investor Charge offs .......................................               $0.00

5.       Investor Default Amount .............................................................         $788,597.92

6.       Unpaid Class B Interest .............................................................               $0.00

7.       Reimbursement of Class B Investor Charge offs .......................................               $0.00

8.       Excess Yield Collections ............................................................       $5,469,905.25


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
             ------------------------------------------------------


C.       Information on the Application of Principal
         Collections to the Collection Account
         regarding Series 1996-2 Certificates

1.       Class A Monthly Principal deposited to the
         Collection Account
         for distribution to Class A Certificateholders ......................................     $300,000,000.00

2.       Class B Monthly Principal deposited to the
         CollectionAccount
         for distribution to Class B Certificateholders ......................................      $24,324,324.00

3.       Series 1996-2 Principal Shortfalls ..................................................      $65,613,934.57

4.       Excess Principal Collections allocable from other Series
         deposited to the Series 1996-2 Collection Account
         for distribution to Certificateholders ..............................................      $65,613,934.57

5.       Excess Principal Collections allocable to other
         Series ..............................................................................               $0.00

D.       Information Regarding the Series 1996-2 Class A
         Interest Funding Account

1.       Beginning Balance ...................................................................               $0.00

2.       Deposit from Collection Account .....................................................       $1,034,000.00

3.       Withdrawal to Class A Certificateholders, if any ....................................       $1,034,000.00

4.       Ending Balance ......................................................................               $0.00

E.       Information Regarding the Series 1996-2 Accrued and
         Unpaid Amounts

1.       The amount of any Class A Monthly Interest
         previously due but not deposited in the Class A
         Interest Funding Account on a prior
         Distribution Date....................................................................               $0.00

2.       The amount of additional interest [at the Class A
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Interest Payment Date or
         Special Payment Date.................................................................               $0.00

3.       The amount of any Class B Monthly Interest
         previously due but not distributed to Class B
         Certificateholders on a prior
         Distribution Date....................................................................               $0.00

4.       The amount of additional interest [at the Class B
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Distribution Date......................................................               $0.00


            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
            -------------------------------------------------------


F.       Information Regarding Series 1996-2 Certificate
         Balances, Invested Amounts, and Investor Charge Offs
         (for the preceding Due Period)

1.       Class A Certificate Balance .........................................................     $300,000,000.00

2.       Class B Certificate Balance .........................................................      $24,324,324.00

3.       Class A Invested Amount .............................................................     $300,000,000.00

4.       Class B Invested Amount .............................................................      $24,324,324.00

5.       Class A Investor Charge Offs for the preceding Due
         Period ..............................................................................               $0.00

6.       Class B Investor Charge Offs for the Preceding Due
         Period ..............................................................................               $0.00

7.       Unreimbursed Class A Investor Charge Offs ...........................................               $0.00

8.       Unreimbursed Class B Investor Charge Offs ...........................................               $0.00


G.       Information Regarding the Current Monthly Distribution
         To Class A and Class B Certificateholders

1.       Total Class A distributions .........................................................     $301,034,000.00

2.       Class A interest distributions ......................................................       $1,034,000.00

3.       Class A principal distributions .....................................................     $300,000,000.00

4.       Total Class B distributions .........................................................      $24,468,242.92

5.       Class B interest distributions ......................................................         $143,918.92

6.       Class B principal distributions .....................................................      $24,324,324.00


H.       The Series 1996-2 Factors

1.       The Series 1996-2 Class A Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class A Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class A Invested Amount that will occur on the
         following distribution date) to the Initial Class A
         Invested Amount] (rounded to seven decimal places)...................................          0.0000000%

2.       The Series 1996-2 Class B Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class B Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class B Invested Amount that will occur on the
         following Distribution Date) to the Initial Class B
         Invested Amount] (rounded to seven decimal places)...................................          0.0000000%


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
            -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of September, 2001.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,



                                        By: /s/ Lawrence Belmonte
                                            ------------------------------------
                                            Lawrence Belmonte
                                            Vice President
                                            CSBS - Forecast & Planning

            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
            -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1998-1 Certificates


A.       Information Regarding American Express Master Trust Series
         1998-1 Allocation Percentages

1.       Floating Allocation Percentage as of the end of
         the Second preceding Due Period......................................................            20.2573%

2.       Fixed Allocation Percentage..........................................................             0.0000%

3. (a)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Yield Collections....................................................................               $0.00

3. (b)   Additional Amounts pursuant to
         Section 4.03(c)(ii) treated as
         Principal Collections................................................................               $0.00

4.       The amount of Yield Collections allocable to
         Series 1998-1 [Floating Allocation
         Percentage, times Yield Collections].................................................      $26,027,126.75

5. The amount of Principal Collections allocable to Series 1998-1:

   (a)   During the Revolving Period [Floating
         Allocation Percentage times Principal
         Collections], treated as Excess Principal
         Collections..........................................................................     $841,543,764.90

   (b)   During the Accumulation Period or an
         Amortization Period [Fixed
         Allocation Percentage, times Principal
         Collections].........................................................................               $0.00

6.       The Investor Default Amount allocable to
         Series 1998-1 [Floating Allocation
         Percentage, times Default Amount]....................................................       $2,573,026.71

B.       Information Regarding the Application of Funds on
         Deposit in the Collection Account for the Series 1998-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.       Class A Monthly Interest @ 5.9000% ..................................................       $4,916,666.67

2.       Class B Monthly Interest ............................................................         $293,430.33

3.       Investor Monthly Servicing Fee ......................................................       $1,763,668.43

4.       Reimbursement of Class A Investor Charge offs .......................................               $0.00

5.       Investor Default Amount .............................................................       $2,573,026.71

6.       Unpaid Class B Interest .............................................................               $0.00

7.       Reimbursement of Class B Investor Charge offs .......................................               $0.00

8.       Excess Yield Collections ............................................................      $16,480,334.61


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------


C.       Information on the Application of Principal
         Collections to the Collection Account
         regarding Series 1998-1 Certificates

1.       Class A Monthly Principal deposited to the
         Collection Account
         for distribution to Class A Certificateholders ......................................               $0.00

2.       Class B Monthly Principal deposited to the
         Collection Account
         for distribution to Class B Certificateholders ......................................               $0.00

3.       Series 1998-1 Principal Shortfalls ..................................................               $0.00

4.       Excess Principal Collections allocable from other Series
         deposited to the Series 1998-1 Collection Account
         for distribution to Certificateholders ..............................................               $0.00

5.       Excess Principal Collections allocable to other
         Series ..............................................................................     $844,116,791.61

D.       Information Regarding the Series 1998-1 Class A
         Interest Funding Account

1.       Beginning Balance ...................................................................               $0.00

2.       Deposit from Collection Account .....................................................       $4,916,666.67

3.       Withdrawal to Class A Certificateholders, if any ....................................       $4,916,666.67

4.       Ending Balance ......................................................................               $0.00

E.       Information Regarding the Series 1998-1 Accrued and
         Unpaid Amounts

1.       The amount of any Class A Monthly Interest
         previously due but not deposited in the Class A
         Interest Funding Account on a prior
         Distribution Date....................................................................               $0.00

2.       The amount of additional interest [at the Class A
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Interest Payment Date or
         Special Payment Date.................................................................               $0.00

3.       The amount of any Class B Monthly Interest
         previously due but not distributed to Class B
         Certificateholders on a prior
         Distribution Date....................................................................               $0.00

4.       The amount of additional interest [at the Class B
         Certificate Rate] with respect to interest
         amounts that were due but not paid
         on a previous Distribution Date......................................................               $0.00


            -------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
            -------------------------------------------------------


F.       Information Regarding Series 1998-1 Certificate
         Balances, Invested Amounts, and Investor Charge Offs
         (for the preceding Due Period)

1.       Class A Certificate Balance .........................................................   $1,000,000,000.00

2.       Class B Certificate Balance .........................................................      $58,201,058.00

3.       Class A Invested Amount .............................................................   $1,000,000,000.00

4.       Class B Invested Amount .............................................................      $58,201,058.00

5.       Class A Investor Charge Offs for the preceding Due
         Period ..............................................................................               $0.00

6.       Class B Investor Charge Offs for the Preceding Due
         Period ..............................................................................               $0.00

7.       Unreimbursed Class A Investor Charge Offs ...........................................               $0.00

8.       Unreimbursed Class B Investor Charge Offs ...........................................               $0.00


G.       Information Regarding the Current Monthly Distribution
         To Class A and Class B Certificateholders

1.       Total Class A distributions .........................................................       $4,916,666.67

2.       Class A interest distributions ......................................................       $4,916,666.67

3.       Class A principal distributions .....................................................               $0.00

4.       Total Class B distributions .........................................................         $293,430.33

5.       Class B interest distributions ......................................................         $293,430.33

6.       Class B principal distributions .....................................................               $0.00


H.       The Series 1998-1 Factors

1.       The Series 1998-1 Class A Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class A Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class A Invested Amount that will occur on the
         following distribution date) to the Initial Class A
         Invested Amount] (rounded to seven decimal places)...................................          1.0000000%

2.       The Series 1998-1 Class B Factor for the preceding Record Date
         [which represents the ratio of the amount of the
         Class B Invested Amount as of such Record Date
         (adjusted after taking into account any reduction
         in the Class B Invested Amount that will occur on the
         following Distribution Date) to the Initial Class B
         Invested Amount] (rounded to seven decimal places)...................................          1.0000000%


             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
            -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1998-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of September, 2001.




                                        American Express
                                        Travel Related Services Company,Inc.
                                        Servicer,




                                        By: /s/ Lawrence Belmonte
                                            ------------------------------------
                                            Lawrence Belmonte
                                            Vice President
                                            CSBS - Forecast & Planning